SUBSCRIPTION AGREEMENT

PDTech.com,
A Nevada corporation
1288 Alberni Street, Suite 806
Vancouver, British Columbia, Canada V6E 4N5

Gentlemen:

1. **Subscription.** Subject to the terms and conditions of this Subscription Agreement, the undersigned hereby subscribes for the number of shares of $.0001 par value common stock of PDTech.com, a Nevada corporation ("Company"), specified below ("Acquired Shares") for a subscription price of $___.10 per share, and the undersigned hereby agrees that this subscription shall be irrevocable and shall survive the death or disability of the undersigned. Payment of the purchase price for the Acquired Shares is due upon subscription.

2. **Acceptance of Subscription.** The undersigned acknowledges that (i) the Company has the right to accept or reject this subscription in whole or in part, and (ii) this subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by the Company. The undersigned agrees that subscriptions are not required to be accepted by the Company in the order in which subscriptions are received.

3. **Representations, Warranties, and Covenants of the Undersigned.** The undersigned hereby represents and warrants to and covenants with the Company, the Company's agents, attorneys and employees and any person who has solicited this subscription as follows:

   (a) The undersigned has adequate means of providing for his or her current needs and possible personal contingencies and he or she has no need in the foreseeable future to sell the Acquired Shares. The undersigned is able to bear the economic risks of the undersigned's purchase of Acquired Shares and the undersigned has a sufficient net worth to sustain a loss of his or her investment in the Company, or a portion thereof, in the event such loss should occur.

   (b) The undersigned has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Company.

   (c) The undersigned confirms that all documents, records and books, pertaining to his or her proposed investment in the Company have been made available to the undersigned.

   (d) The undersigned has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on the Company's behalf, concerning the terms and conditions of his or her proposed investment in the Company, and all such questions have been answered to the complete satisfaction of the undersigned.

(e) The Acquired Shares will be acquired by the undersigned for his or her own account for investment in a manner which would not require registration or qualification pursuant to the provisions of the Securities Act of 1933, as amended ("Act"), or the securities or similar laws of any state, province or other jurisdiction.

(f) The undersigned represents that it has been called to his or her attention by those persons with whom the undersigned has dealt in connection with his or her proposed investment in the Company that the Company has a limited history of operation and no earnings and that the undersigned's proposed investment in the Company involves significant risks which may result in the loss of that investment, or a portion thereof.

(g) The undersigned has received no representations or warranties in making his or her investment decision.

(h) The undersigned acknowledges that the Company has made available to the undersigned the opportunity to obtain additional information to evaluate the merits and risks of an investment in the Company.

(i) The undersigned understands that neither the Securities and Exchange Commission nor any Securities Administrator or similar person of any state, province or other jurisdiction has made any finding or determination relating to the fairness of any purchase of the Acquire Shares and that neither the Securities and Exchange Commission nor any Securities Administrator or similar person of any state or province has or will recommend or endorse a purchase of the Acquired Shares.

4. **Indemnification.** The undersigned acknowledges that he or she understands the meaning and legal consequences of the representation, warranties, and covenants specified in Paragraph 3 of this Subscription Agreement and that the Company has relied on such representations, warranties and covenants, and the undersigned hereby agrees to indemnify and hold harmless the Company, and its officers, directors, controlling persons, agents, attorneys, accountants, and employees, from any and all loss, damage or liability due to, or occurring because of, a breach any such representation, warranty, or covenant.

5. **Subsequent Registration of Acquired Shares.** The undersigned has no right to require that the Acquired Shares be registered pursuant to the provisions of the Act. The undersigned further acknowledges that the Company has no obligation to assist the undersigned in obtaining any exemption from any registration requirements imposed by applicable law. The undersigned also acknowledges that he or she shall be responsible for compliance with all conditions on transfer imposed by a Securities Administrator or similar person of any state, province or other jurisdiction.

SIGNATURE PAGE
PDTech.com,
A Nevada corporation
1288 Alberni Street, Suite 806
Vancouver, British Columbia, Canada V6E 4N5

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of this 31st day of March, 1999.

Number of shares of $.0001 par value common stock 100,000.
Subscription Amount $10,000.00. (Number of Acquired Shares multiplied by $0.10)

Make Bank Draft payable to: "PDTech.com"

For joint ownership **BOTH PARTIES** must provide a social security number or similar taxpayer identification and signature.

S.S. or Tax ID No.	Purchaser Signature	Date
	R.A. H	Mar 31/99
S.S. or Tax ID No.	Purchaser Signature	Date

Please print name(s) or title which your Acquired Shares are to be registered:

Global Investments Network Corporation

Investor(s) must complete resident address for registration purposes:

9545 – 116 A Street
Street

North Delta	B.C.	V4C 6Z3
City	State or Province	Zip

Mailing address, if different from resident address:

Street

City | State or Province | Zip

Home Phone ( ) ____________ Business Phone ( ) ____________

SUBSCRIPTION AGREEMENT

PDTech.com,
A Nevada corporation
1288 Alberni Street, Suite 806
Vancouver, British Columbia, Canada V6E 4N5

Gentlemen:

1. **Subscription.** Subject to the terms and conditions of this Subscription Agreement, the undersigned hereby subscribes for the number of shares of $.0001 par value common stock of PDTech.com, a Nevada corporation ("Company"), specified below ("Acquired Shares") for a subscription price of $___.10 per share, and the undersigned hereby agrees that this subscription shall be irrevocable and shall survive the death or disability of the undersigned. Payment of the purchase price for the Acquired Shares is due upon subscription.

2. **Acceptance of Subscription.** The undersigned acknowledges that (i) the Company has the right to accept or reject this subscription in whole or in part, and (ii) this subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by the Company. The undersigned agrees that subscriptions are not required to be accepted by the Company in the order in which subscriptions are received.

3. **Representations, Warranties, and Covenants of the Undersigned.** The undersigned hereby represents and warrants to and covenants with the Company, the Company's agents, attorneys and employees and any person who has solicited this subscription as follows:

   (a) The undersigned has adequate means of providing for his or her current needs and possible personal contingencies and he or she has no need in the foreseeable future to sell the Acquired Shares. The undersigned is able to bear the economic risks of the undersigned's purchase of Acquired Shares and the undersigned has a sufficient net worth to sustain a loss of his or her investment in the Company, or a portion thereof, in the event such loss should occur.

   (b) The undersigned has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Company.

   (c) The undersigned confirms that all documents, records and books, pertaining to his or her proposed investment in the Company have been made available to the undersigned.

   (d) The undersigned has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on the Company's behalf, concerning the terms and conditions of his or her proposed investment in the Company, and all such questions have been answered to the complete satisfaction of the undersigned.

(e) The Acquired Shares will be acquired by the undersigned for his or her own account for investment in a manner which would not require registration or qualification pursuant to the provisions of the Securities Act of 1933, as amended ("Act"), or the securities or similar laws of any state, province or other jurisdiction.

(f) The undersigned represents that it has been called to his or her attention by those persons with whom the undersigned has dealt in connection with his or her proposed investment in the Company that the Company has a limited history of operation and no earnings and that the undersigned's proposed investment in the Company involves significant risks which may result in the loss of that investment, or a portion thereof.

(g) The undersigned has received no representations or warranties in making his or her investment decision.

(h) The undersigned acknowledges that the Company has made available to the undersigned the opportunity to obtain additional information to evaluate the merits and risks of an investment in the Company.

(i) The undersigned understands that neither the Securities and Exchange Commission nor any Securities Administrator or similar person of any state, province or other jurisdiction has made any finding or determination relating to the fairness of any purchase of the Acquire Shares and that neither the Securities and Exchange Commission nor any Securities Administrator or similar person of any state or province has or will recommend or endorse a purchase of the Acquired Shares.

4. **Indemnification.** The undersigned acknowledges that he or she understands the meaning and legal consequences of the representation, warranties, and covenants specified in Paragraph 3 of this Subscription Agreement and that the Company has relied on such representations, warranties and covenants, and the undersigned hereby agrees to indemnify and hold harmless the Company, and its officers, directors, controlling persons, agents, attorneys, accountants, and employees, from any and all loss, damage or liability due to, or occurring because of, a breach any such representation, warranty, or covenant.

5. **Subsequent Registration of Acquired Shares.** The undersigned has no right to require that the Acquired Shares be registered pursuant to the provisions of the Act. The undersigned further acknowledges that the Company has no obligation to assist the undersigned in obtaining any exemption from any registration requirements imposed by applicable law. The undersigned also acknowledges that he or she shall be responsible for compliance with all conditions on transfer imposed by a Securities Administrator or similar person of any state, province or other jurisdiction.

SIGNATURE PAGE
PDTech.com,
A Nevada corporation
1288 Alberni Street, Suite 806
Vancouver, British Columbia, Canada V6E 4N5

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of this 31st day of March, 1999.

Number of shares of $.0001 par value common stock 1,000,000.
Subscription Amount $100,000.00. (Number of Acquired Shares multiplied by $0.10)

Make Bank Draft payable to: "PDTech.com"

For joint ownership **BOTH PARTIES** must provide a social security number or similar taxpayer identification and signature.

S.S. or Tax ID No.	Purchaser Signature	Date
	[signature]	1/3/99
S.S. or Tax ID No.	Purchaser Signature	Date

Please print name(s) or title which your Acquired Shares are to be registered:

YENN Asset Management

Investor(s) must complete resident address for registration purposes:

Buckingham Square, Penthouse, Seven Mile Beach, West Bay Road
Street

Grand Cayman — City
Cayman Islands — State or Province
Zip

Mailing address, if different from resident address:

P.O. Box HM3051
Street

Hamilton — City
Bermuda — State or Province
HMNX — Zip

Home Phone ( ) ______ Business Phone (441) 295 - 1820

SUBSCRIPTION AGREEMENT

PDTech.com,
A Nevada corporation
1288 Alberni Street, Suite 806
Vancouver, British Columbia, Canada V6E 4N5

Gentlemen:

1. **Subscription.** Subject to the terms and conditions of this Subscription Agreement, the undersigned hereby subscribes for the number of shares of $.0001 par value common stock of PDTech.com, a Nevada corporation ("Company"), specified below ("Acquired Shares") for a subscription price of $___.10 per share, and the undersigned hereby agrees that this subscription shall be irrevocable and shall survive the death or disability of the undersigned. Payment of the purchase price for the Acquired Shares is due upon subscription.

2. **Acceptance of Subscription.** The undersigned acknowledges that (i) the Company has the right to accept or reject this subscription in whole or in part, and (ii) this subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by the Company. The undersigned agrees that subscriptions are not required to be accepted by the Company in the order in which subscriptions are received.

3. **Representations, Warranties, and Covenants of the Undersigned.** The undersigned hereby represents and warrants to and covenants with the Company, the Company's agents, attorneys and employees and any person who has solicited this subscription as follows:

   (a) The undersigned has adequate means of providing for his or her current needs and possible personal contingencies and he or she has no need in the foreseeable future to sell the Acquired Shares. The undersigned is able to bear the economic risks of the undersigned's purchase of Acquired Shares and the undersigned has a sufficient net worth to sustain a loss of his or her investment in the Company, or a portion thereof, in the event such loss should occur.

   (b) The undersigned has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Company.

   (c) The undersigned confirms that all documents, records and books, pertaining to his or her proposed investment in the Company have been made available to the undersigned.

   (d) The undersigned has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on the Company's behalf, concerning the terms and conditions of his or her proposed investment in the Company, and all such questions have been answered to the complete satisfaction of the undersigned.

(e) The Acquired Shares will be acquired by the undersigned for his or her own account for investment in a manner which would not require registration or qualification pursuant to the provisions of the Securities Act of 1933, as amended ("Act"), or the securities or similar laws of any state, province or other jurisdiction.

(f) The undersigned represents that it has been called to his or her attention by those persons with whom the undersigned has dealt in connection with his or her proposed investment in the Company that the Company has a limited history of operation and no earnings and that the undersigned's proposed investment in the Company involves significant risks which may result in the loss of that investment, or a portion thereof.

(g) The undersigned has received no representations or warranties in making his or her investment decision.

(h) The undersigned acknowledges that the Company has made available to the undersigned the opportunity to obtain additional information to evaluate the merits and risks of an investment in the Company.

(i) The undersigned understands that neither the Securities and Exchange Commission nor any Securities Administrator or similar person of any state, province or other jurisdiction has made any finding or determination relating to the fairness of any purchase of the Acquire Shares and that neither the Securities and Exchange Commission nor any Securities Administrator or similar person of any state or province has or will recommend or endorse a purchase of the Acquired Shares.

4. **Indemnification.** The undersigned acknowledges that he or she understands the meaning and legal consequences of the representation, warranties, and covenants specified in Paragraph 3 of this Subscription Agreement and that the Company has relied on such representations, warranties and covenants, and the undersigned hereby agrees to indemnify and hold harmless the Company, and its officers, directors, controlling persons, agents, attorneys, accountants, and employees, from any and all loss, damage or liability due to, or occurring because of, a breach any such representation, warranty, or covenant.

5. **Subsequent Registration of Acquired Shares.** The undersigned has no right to require that the Acquired Shares be registered pursuant to the provisions of the Act. The undersigned further acknowledges that the Company has no obligation to assist the undersigned in obtaining any exemption from any registration requirements imposed by applicable law. The undersigned also acknowledges that he or she shall be responsible for compliance with all conditions on transfer imposed by a Securities Administrator or similar person of any state, province or other jurisdiction.

SIGNATURE PAGE
PDTech.com,
A Nevada corporation
1288 Alberni Street, Suite 806
Vancouver, British Columbia, Canada V6E 4N5

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of this 31st day of March, 1999.

Number of shares of $.0001 par value common stock 1,000,000.
Subscription Amount $100,000.00. (Number of Acquired Shares multiplied by $0.10)

Make Bank Draft payable to: "PDTech.com"

For joint ownership **BOTH PARTIES** must provide a social security number or similar taxpayer identification and signature.

S.S. or Tax ID No.	Purchaser Signature	03/31/1999 Date
S.S. or Tax ID No.	Purchaser Signature	Date

Please print name(s) or title which your Acquired Shares are to be registered:

Inter Orient Investments

Investor(s) must complete resident address for registration purposes:

Buckingham Square, Penthouse, Seven Mile Beach, West Bay Road
Street

Grand Cayman — City
Cayman Islands — State or Province
Zip

Mailing address, if different from resident address:

P.O. Box HM3051
Street

Hamilton — City
Bermuda — State or Province
HMNX — Zip

Home Phone ( ) ______ Business Phone (441) 295 – 1820

usbank.

P.O. Box 64799
Saint Paul, Minnesota 55164

03396 TRC 5 40442BA5

Business Statement
Account Number:
1 535 9083 5325
Statement Period:
Apr. 1, 1999
Through
Apr. 30, 1999

PD TECH.COM
4291 MERIDIAN ST STE 48
BELLINGHAM WA 98226-6475

For information on your account call (651) 244-7770 (Minneapolis/St. Paul) or 1-800-673-3555.

Premium Business Checking

Account Summary

	Number of Items		*Amount*
Previous Balance		$	1,000.00
Customer Deposits	1	+	10,000.00
Other Deposits	2	+	249,985.00
Other Withdrawals and Fees	3	-	150,074.81
Checks Paid	4	-	21,595.00
	New Balance on Apr. 30	**$**	**89,315.19**

Customer Deposits

Date	*Amount*	*Date*	*Amount*	*Date*	*Amount*
Apr. 14	10,000.00				

Total Customer Deposits **$** **10,000.00** (1)

Other Deposits

Date	*Description*		*Amount*
Apr. 9	WIRE TRAN1 SEQ# 990409008720 040999	+	199,985.00 (1)
Apr. 30	AN ADDITION WAS MADE FOR	+	50,000.00
	Total Other Deposits	**$**	**249,985.00**

Other Withdrawals and Fees

Date	*Description*		*Amount*
Apr. 12	A DEDUCTION WAS MADE FOR	-	150,000.00
Apr. 19	SERVICE CHARGE	-	13.22
Apr. 30	AN ELECTRONIC WITHDRAWAL CHK ORDERS 990426 HARLAND CHECKS BUS PROMO PAR#19991204195828 Y	-	61.59
	Total Other Withdrawals and Fees	**$ -**	**150,074.81**

Checks Paid

Number	*Date*	*Amount*	*Number*	*Date*	*Amount*
---------	Apr. 14	195.00	---------	Apr. 14	200.00
---------	Apr. 14	21,000.00	---------	Apr. 14	200.00

** Gap in check sequence*

Total Checks Paid (4) **$ -** **21,595.00**

(1) per attached

usbank.

PD TECH.COM
4291 MERIDIAN ST STE 48
BELLINGHAM WA 98226-6475

Business Statement

Account Number:
1 535 9083 5325
Statement Period:
Apr. 1, 1999
Through
Apr. 30, 1999

Ending Balances

Date	*Amount*	*Date*	*Amount*	*Date*	*Amount*
Apr. 1	1,000.00	Apr. 12	50,985.00	Apr. 19	39,376.78
Apr. 9	200,985.00	Apr. 14	39,390.00	Apr. 30	89,315.19

Balances only appear for days reflecting change

usbank.

P.O. Box 64799
Saint Paul, Minnesota 55164

03396 FAM 0 1246BE5 82

Business Statement
Account Number:
1 535 9024 0351
Statement Date:
Apr. 30, 1999

P D TECH.COM
1288 ALBERNI ST #806
VANCOUVER BC V6E4N-5
CANADA

For information on your account call (651) 244-7770 (Minneapolis/St. Paul) or 1-800-673-3555.

Premium Business Money Market

Summary for Account Number 1 535 9024 0351

Balance on Apr. 12	$	.00
Deposits and other additions		150,283.83
Withdrawals and other charges	-	50,000.00
New Balance on Apr. 30	**$**	**100,283.83**
Interest earned during statement period (19 days)	$	283.83
Annual percentage yield earned during statement period (19 days)		3.77%
Interest paid this year	$	283.83

Transactions

^pr. 12	ADDITION	$	150,000.00
ır. 30	DEDUCTION	-	50,000.00
Apr. 30	INTEREST PAID THIS PERIOD		283.83

usbank.
U S BANK NATIONAL ASSOCIATION
P O BOX 64830
ST PAUL, MN 55108

3307

PD TECH COM
4291 MERIDIAN ST STE 48
BELLINGHAM, WA 98226-6475

Dear Customer,

Regarding your Account: 153590835325
Credited for Amount: 199,985.00
Sequence Number: 990409008720

APRIL 9, '99

SourceBk: 026007993-SWISS BANK CORP TargetBk: 125000105-US BK WASHINGTON

DISP=02P N
TIME=04091451FT01
OMAD=19990409L3LF151C00145204091451FT01
CODE=1000
IMAD=19990409B1Q8052C001663
AMT=000019998500
SND=026007993SWISS BANK CORP*
SBR=0 099 00022 00*
RCV=125000105US BK WASHINGTON*
TYP=CTR
BNF=D53590835325*PD TECH. COM*
RFB=0 099 00022 00*
ORG= *SWISS OVERSEAS FINANCE*COMPANY LTD*P.O. BOX N 10567*NASSAU, BAHAMAS*
OGB=BSBCOCATT*UBS BANK (CANADA)*207 QUEEN S WAY WEST, SUITE 780*TORONTO, ONT M5J 1A7*
OBI=$15.00 FEE DEDUCTED*

Please Address any inquiries regarding this transaction to:
Wire Transfer Customer Service at: (888) 799-4737

INTER ORIENT $ YENN ASS
INVST. MNGT

PDTech.com

Corporate Office
4291 Meridian Street, Suite 48
Bellingham, WA 98226
Tel: (604) 664-0484

Administration Office
1288 Alberni Street, Suite 806
Vancouver, BC V6E 4N5
Fax: (604) 664-0498

FAX COVER SHEET

Date: APRIL 13 1999

To: TRACY P

Fax No: ______

Fr: JACK S

Total Pages (including cover): ___

Re: ATTACHED CHEQUE FOR $10,000 00/00

PLEASE DEPOSIT ATTACHED TO ACCOUNT NUMBER #1 535 9083 5325

THIS DOCUMENT CONTAINS SECURITY FEATURES - SEE REVERSE

PALISADES FINANCIAL LTD.
806 - 1288 ALBERNI ST.
VANCOUVER, B.C. V6E 4N5
Tel: (604) 664-0499

U.S. DOLLAR ACCOUNT

0218

DATE April 13/99

PAY TO THE ORDER OF — P.D. Tech. com —

— Ten Thousand — 00/100 DOLLARS $ 10,000.00

U.S. FUNDS

RE ______

PALISADES FINANCIAL LTD.

Hongkong Bank of Canada
1188 WEST GEORGIA STREET TEL: 687-7441
VANCOUVER, B.C. V6E 4A2

PER [signature]

⑈000218⑈ ⑆10240⑉016⑆ 020340⑉070⑈

GLOBAL INVESTMENTS NETWORK CORP LTD.